UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

PROKIDNEY CORP.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-40560	98-1586514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Frontis Plaza Blvd. Suite 250
Winston-Salem, North Carolina		27103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 999-7029

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	PROK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment No. 2”) updates information originally provided under Item 5.02 in a Current Report on Form 8-K filed on November 13, 2023 (the “Original 8-K”), as amended by Amendment No. 1 filed by the Company with the SEC on December 5, 2023 (the “Amendment No. 1”), in which ProKidney Corp. (the “Company”) reported, among other things, the termination of Tim Bertram, Ph.D. as the Company’s Chief Executive Officer, effective November 15, 2023 (the “Separation Date”). This Amendment No. 2 is being filed solely for the purpose to provide information regarding the Separation Agreement between Dr. Bertram and the Company that was finalized subsequent to the filing of the Original 8-K, as amended. This Amendment No. 2 does not otherwise modify or update any other disclosure contained in the Original 8-K, as amended, and should be read in conjunction with the Original 8-K and the Amendment No. 1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2024 (the “Effective Date”), the Company entered into a Separation Agreement (the “Separation Agreement”) with Dr. Bertram. The Separation Agreement provides, among other things, that (i) the Company will pay Dr. Bertram severance pay equal to $620,000, (ii) Dr. Bertram will be eligible to receive a bonus of up to 60% of his base salary in respect of calendar year 2023, (iii) the Company will pay 100% of the premium costs for Dr. Bertram’s COBRA or Medicare health insurance through May 31, 2025, so long as Dr. Bertram remains eligible for and enrolls in such coverage, (iv) the Company will reimburse Dr. Bertram for legal fees incurred in connection with the Separation Agreement up to a cap of $20,000, and (v) subject to the terms of the applicable award agreements, Dr. Bertram will have 90 days following the Effective Date to exercise options that were vested as of the Separation Date. The Separation Agreement also includes a standard release and waiver by Dr. Bertram and other customary provisions.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are listed in the index to exhibits immediately preceding the signature page to this Current Report on Form 8-K, which index to exhibits is incorporated herein by reference.

Exhibit No.	Description of Exhibit
10.2	Separation Agreement, dated March 13, 2024, by and between ProKidney, LLC and Tim Bertram, Ph.D.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROKIDNEY CORP.

Date:	March 18, 2024	By:	/s/ Todd Girolamo
Name: Todd Girolamo Title: Chief Legal Officer